UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

Goodrich Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana, Suite 700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 780-9494

N/A

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) As a result of the passing of Mr. Henry Goodrich in March 2014, the Board of Directors (the “Board”) of Goodrich Petroleum Corporation (the “Company”) took action to decrease the number of directors comprising the Board from ten members to nine members. Further, to ensure that the three classes of the Board remain balanced in accordance with the Company’s bylaws, steps were taken to redesignate Mr. Walter Goodrich, the Chief Executive Officer of the Company and Vice Chairman of the Board, from a Class III director to a Class II director. Mr. Walter Goodrich will continue to serve as Vice Chairman and on the executive and hedging committees of the Board. These actions were effective May 20, 2014.

(e) Second Amendment to the Company’s amended 2006 Long-Term Incentive Plan

As described in Item 5.07 below, on May 20, 2014 at the 2014 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), the Company’s stockholders approved the Second Amendment to the Company’s amended 2006 Long-Term Incentive Plan (the “Second Amendment”) in order to, among other items, increase the number of shares reserved for issuance under the plan by 2,250,000 shares and maintain the plan’s compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended.

A summary of the Second Amendment is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2014. That summary and the above description of the Second Amendment do not purport to be complete and are qualified in their entirety by reference to the 2006 Long-Term Incentive Plan, as amended by the Second Amendment, which is incorporated herein by reference as Exhibit 10.1 from Annex A to the Company’s definitive proxy statement filed on April 17, 2014.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on May 20, 2014. At the meeting, the Company’s stockholders were requested to: (1) elect three Class I directors to serve on the Company’s board of directors for a term of office expiring at the Company’s 2017 Annual Meeting of Stockholders, (2) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, (3) approve, on an advisory basis, the compensation of the Company’s named executive officers, (4) approve the Second Amendment to the Company’s amended 2006 Long-Term Incentive Plan (the “2006 Plan”) and (6) reapprove the material terms of the 2006 Plan for purposes of complying with Section 162(m) of the Internal Revenue Code (the “ Code”). Each of these items is more fully described in the Company’s definitive proxy statement filed on April 17, 2014.

The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 — Election of Class I Directors : The election of each Class I director was approved as follows:

Nominee	For	Withheld
Josiah T. Austin	31,853,805	609,840
Peter D. Goodson	32,312,401	151,244
Gene Washington	30,480,484	1,983,161

Proposal No. 2 — Ratification of the Selection of Ernst & Young LLP : The ratification of the selection of Ernst & Young LLP was approved as follows:

For	Against	Abstain
40,257,935	77,625	15,520

Proposal No. 3 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers : The compensation of the Company’s named executive officers was approved on an advisory basis as follows:

For	Against	Abstain	Broker Non-Votes
22,277,813	9,183,294	1,002,537	7,887,437

Proposal No. 4 — Approval of the Second Amendment to the 2006 Plan : The Second Amendment to the 2006 Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
29,297,908	2,203,168	962,568	7,887,437

Proposal No. 5 — Reapproval of the Material Terms of the 2006 Plan for Purposes of Complying with Section 162(m) of the Code : The material terms of the 2006 Plan were reapproved as follows:

For	Against	Abstain	Broker Non-Votes
32,279,739	165,676	18,229	7,887,437

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1 †	Goodrich Petroleum Corporation 2006 Long-Term Incentive Plan, as amended by the Second Amendment thereto (Incorporated by reference to Annex A to the Company’s Proxy Statement (File No. 001-12719) filed April 17, 2014).

†	Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

Date: May 27, 2014	By:	/s/ Michael J. Killelea
Michael J. Killelea
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1 †	Goodrich Petroleum Corporation 2006 Long-Term Incentive Plan, as amended by the Second Amendment thereto (Incorporated by reference to Annex A to the Company’s Proxy Statement (File No. 001-12719) filed April 17, 2014).

†	Denotes management contract or compensatory plan or arrangement.